SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|
Check the appropriate box:

/_/      Preliminary Proxy Statement
/_/      Confidential, for Use of the Commission Only
         (as permitted by Rule 14a-6(e)(2))
/_/      Definitive Proxy Statement
/x/      Definitive Additional Materials
/_/      Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                              ACCESSOR FUNDS, INC.
                (Name of Registrant as Specified In Its Charter)

                        Christine J. Stansbery, Secretary
                  (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/x/     No fee required.
/_/     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

        1) Title of each class of securities to which transaction applies:

        2) Aggregate number of securities to which transaction applies:

        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

        4) Proposed maximum aggregate value of transaction:

        5) Total fee paid:

        Fee  paid previously with preliminary materials.

Set forth the amount on which the filing fee is calculated and state how it was determined.

      Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:

         2) Form, Schedule or Registration Statement No.:

         3) Filing Party:

         4) Date Filed:

                                 April 2, 1998


Shareholders of Accessor Funds, Inc.
Small to Mid Cap Portfolio

                  Re:      Accessor Funds, Inc.
                           Additional Proxy Material

Dear Shareholder:

         The enclosed additional proxy material, a revised Exhibit C to the proposed new Money Manager Agreement among Accessor Funds, Inc. (the "Fund"), Bennington Capital Management L.P. and Symphony Asset Management LLC ("Symphony LLC"), is provided for your information. The enclosed Exhibit C contains certain non-material conforming changes, which are marked for your convenience. We are also providing you with an additional Proxy Card. If you have already returned your card and you want to amend your choice, please use the enclosed card.

         Please cast your vote. Many shareholders think their votes are not important. To the contrary, they are vital. The Special Meeting scheduled for April 30, 1998, will have to be adjourned without conducting any business if less than a majority of the eligible shares are represented. If that occurs, the Small to Mid Cap Portfolio, at shareholders' expense, may have to continue to solicit votes until a quorum is obtained. I want to thank you for your participation as a shareholder. I encourage you to read the enclosed proxy materials carefully and return your vote promptly. Please be sure to complete, sign and date each proxy card if there is more than one in your materials. Should you have any questions, please do not hesitate to contact the Fund at 1-800-759-3504.

                                                     Very truly yours,

                                                       /s/Ravindra A. Deo
                                                     Ravindra A. Deo
                                                     Vice President

                                    EXHIBIT C
                                MONEY MANAGER FEE


         The following compensation of the Money Manager for its services under the Agreement shall be calculated and paid by the Fund (except that no such fees shall be paid to the Manager as to any portion of the Portfolio for which it acts as money manager). For purposes of calculating the Money Manager's fees, commencement of investment operations for the Account shall be considered to be September 15, 1995.


         Fees will be calculated and paid after the end of each calendar quarter at one-fourth of an annual percentage rate as described in the following paragraph and in the table below applied to the average daily net assets of the Account. The net assets of the Account are determined by including receivables and deducting payables. Expenses beyond the control of the Money Manager including, but not limited to, fees payable to the Fund's Custodian, Accounting Agent and Transfer Agent, fees of accountants, legal fees and expenses allocable to the Portfolio are not included as payables of the Account, but expenses within the control of the Money Manager including, but not limited to, brokerage commissions are included in determining the net assets of the Account.


        For the first five complete calendar quarters of management of the Account by the Money Manager, the Fund will pay the Money Manager on a quarterly basis an annual fee of 0.20% (the "Portfolio Management Fee"), applied to the average daily net assets of the Portfolio.

         Commencing with the sixth calendar quarter of management by the Money Manager for the Account, the Fund will pay the Money Manager on a quarterly basis an annual fee based on the schedule below (the "Performance Fee") as applied to the average daily net assets of the Portfolio.


                        AVERAGE ANNUALIZED
                 PERFORMANCE DIFFERENTIAL VS. THE       ANNUALIZED
                          BENCHMARK INDEX            PERFORMANCE FEE
                          ---------------            ---------------
                Greater Than or Equal to
                    3.00%                                  0.42%
                Greater Than or Equal to
                    2.00% and Less Than 3.00%              0.35%
                Greater Than or Equal to
                    1.00% and Less Than 2.00%              0.30%
                Greater Than or Equal to
                    0.50% and Less Than 1.00%              0.25%
                Greater Than or Equal to
                    0.00% and Less Than 0.50%              0.20%
                Greater Than or Equal to
                    -0.50% and Less Than 0.00%             0.15%
                Greater Than or Equal to
                    -1.00% and Less Than -0.50%            0.10%
                Greater Than or Equal to
                    -1.50% and Less Than -1.00%            0.05%
                Less Than -1.50%                           0.00%

        The Account's performance differential versus the benchmark index is recalculated at the end of each calendar quarter based on the Account's performance during all calendar quarters since commencement of management by the Money Manager for the Account through the next preceding calendar quarter, so that the performance fee, although measured on an average annual rate of return basis, covers all prior quarters except that of the immediately preceding quarter. Commencing with the 14th calendar quarter of management by the Money Manager for the Account, the Account's average annual performance differential will be recalculated based on the Account's performance during the preceding 12 calendar quarters (other than the immediately preceding quarter) on a rolling basis.

        The Manager agrees to make every effort to minimize cash inflows and outflows to the Account, and to attempt to limit them to once a month. For purposes of calculating the performance of the benchmark index, the Fund, the Manager and the Money Manager agree to accept the calculation provided by the publisher of the index or another mutually acceptable source. For purposes of calculating the performance differential versus the benchmark index, the investment performance of the Account for any period, expressed as a percentage of its net asset value per share at the beginning of such period, is equal to the sum of: (i) the change in the net asset value per share of the Account during such period; (ii) the value of the Account's cash distributions per share accumulated to the end of such period; and (iii) the value of capital gains taxes per share paid or payable on undistributed realized long-term capital gains accumulated to the end of such period. For this purpose, the value of distributions per share of realized capital gains, or dividends per share paid from investment income and of capital gains taxes per share paid or payable on undistributed realized long-term capital gains, shall be treated as reinvested in shares of the Account at the net asset value per share in effect at the close of business on the record date for the payment of such distributions and dividends and the date on which provision is made for such taxes, after giving effect to such distributions, dividends and taxes. The investment record of the benchmark index for any period shall mean the sum of: (i) the change in the level of the index during such period; and (ii) the value, computed consistently with the index, of cash distributions made by companies whose securities comprise the index accumulated to the end of such period; expressed as a percentage of the index level at the beginning of such period. For this purpose cash distributions on the securities which comprise the index shall be treated as reinvested in the index at least as frequently as the end of each calendar quarter following the payment of the dividend.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                             OF ACCESSOR FUNDS, INC.
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ACCESSOR FUNDS, INC.                THE  UNDERSIGNED  HEREBY APPOINTS J. ANTHONY
SMALL TO MID CAP PORTFOLIO          WHATLEY III AND LINDA V. WHATLEY  PROXIES OF
PROXY FOR A SPECIAL MEETING OF      THE   UNDERSIGNED,   WITH   FULL   POWER  OF
SHAREHOLDERS TO BE HELD ON          SUBSTITUTION,  TO VOTE ALL  SHARES OF COMMON
April 30, 1998                      STOCK OF ACCESSOR  FUNDS,  INC. (THE "FUND")

                                    SMALL TO MID CAP PORTFOLIO HELD OF RECORD BY
                                    THE    UNDERSIGNED,    AUTHORIZED    TO   BE
                                    REPRESENTED   BY   PROXY   AND   WHICH   THE
                                    UNDERSIGNED  IS  ENTITLED  TO  VOTE  AT  THE
                                    SPECIAL  MEETING OF SHAREHOLDERS OF THE FUND
                                    TO BE HELD AT 1420 5TH  AVENUE,  SUITE 3130,
                                    SEATTLE, WASHINGTON 98101 ON APRIL 30, 1998,
                                    AT 10:00 A.M. PACIFIC STANDARD TIME, OR ANY
                                    ADJOURNMENTS OR POSTPONEMENTS  THEREOF, WITH
                                    ALL THE POWERS THE UNDERSIGNED WOULD HAVE IF
                                    PERSONALLY PRESENT ON THE FOLLOWING MATTERS:


FOR      AGAINST      ABSTAIN

|_|         |_|          |_|     1. to approve or disapprove a New Money Manager
                                    Agreement   among  Accessor   Funds,   Inc.,
                                    Bennington   Capital   Management  L.P.  and
                                    Symphony Asset Management LLC that modifies the calculation of the fee structure of the Money Manager Fee paid to Symphony Asset Management LLC


FOR      AGAINST      ABSTAIN    2. to  transact  such other  business as may be
                                    properly  brought  before the Meeting or any
|-|         |-|          |-|        adjournments thereof

                                    THIS PROXY, WHEN PROPERLY EXECUTED,  WILL BE
                                    VOTED IN THE MANNER  DIRECTED  HEREIN BY THE
                                    UNDERSIGNED SHAREHOLDER.  IF NO DIRECTION IS
                                    INDICATED,  THIS PROXY  WILL BE VOTED  'FOR'
                                    THE APPROVAL OF THE MONEY MANAGER  AGREEMENT
                                    IN ITEM 1, AND THE  PROXIES  WILL USE  THEIR
                                    DISCRETION   WITH  RESPECT  TO  ANY  MATTERS
                                    REFERRED  TO  IN  ITEM  2.  THE  UNDERSIGNED
                                    HEREBY ACKNOWLEDGES RECEIPT OF A COPY OF THE
                                    ACCOMPANYING  NOTICE OF  SPECIAL  MEETING OF
                                    SHAREHOLDERS AND PROXY STATEMENT.


  DATED:  ----, 1998


                                        ---------------------------------------

                                        ---------------------------------------

PLEASE  COMPLETE,  DATE AND SIGN  EXACTLY AS
YOUR NAME APPEARS HEREON.

WHEN  SIGNING  AS  ATTORNEY,  ADMINISTRATOR,
EXECUTOR,  GUARDIAN,  TRUSTEE  OR  CORPORATE
OFFICER, PLEASE ADD YOUR TITLE.

IF  SHARES  ARE HELD  JOINTLY,  EACH  HOLDER
SHOULD SIGN.
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